Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned executive officer of Black Rock Petroleum Company certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

●	the quarterly report on Form 10-Q of the Company for the period ended July 31, 2021, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

●	the information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	December 23, 2022	/s/ Zoltan Nagy
Zoltan Nagy
Chief Executive Officer, Chief Financial Officer, Director